United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 1, 2006

SHUFFLE MASTER, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-20820	41-1448495
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1106 Palms Airport Drive Las Vegas, Nevada	89119-3720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

On February 1, 2006, Shuffle Master, Inc. (NASDAQ National Market: SHFL) (either the “Company,” “we” or “our”) filed a Current Report on Form 8-K (the “Report”) to report the completion of its acquisition of Stargames Limited (“Stargames”) under Item 2.01 of such Report. The Company hereby amends the Report to provide the required financial statements of businesses acquired under Item 9.01 (a) set forth below.

Item 2.01          Completion of Acquisition or Disposition of Assets

On February 1, 2006, the Company announced that its wholly owned indirect subsidiary, Shuffle Master Australasia Pty. Ltd., completed its acquisition of Stargames by purchasing 95% of the outstanding Stargames shares for AU $1.55 per share.

The purchase price consisted of an Australian dollar-denominated cash payment of $148,400,000 and was funded by a temporary bridge loan (“Bridge Loan”). The Bridge Loan has a maturity date of April 24, 2006. The Company intends and believes it has the ability to refinance the Bridge Loan on a long-term basis. Financing options currently under consideration, include, but are not limited to (i) extension of the existing Bridge Loan, (ii) senior secured bank credit facility and (iii) convertible debt through the issuance by private placement pursuant to Rule 144A under the Securities Act of 1933.

On March 8, 2006, the Company completed the compulsory process of acquiring the remaining outstanding shares of Stargames, thereby, giving the company a 100% ownership interest.

The Stargames acquisition is being accounted for as a business combination, and accordingly, the Company is in the process of determining its preliminary allocation of the total purchase price of approximately $112,150,000 (US denominated) to the fair value of the assets acquired and liabilities assumed. Stargames’ products have been assigned to the Company’s Entertainment Products segment. Beginning February 1, 2006, Stargames’ operating results will be included in the Company’s consolidated financial statements. Management expects this acquisition to be neutral to the Company’s earnings in fiscal 2006.

Stargames is based in Sydney, Australia and develops, manufactures and distributes a wide range of innovative electronic entertainment gaming products to worldwide markets. Its product offerings include Rapid Table Games™, Vegas Star® Multi-Terminal Gaming Machines, and a broad line of traditional video slot machines designed most specifically for the Australian and Asian gaming markets. The Rapid series of games, which Shuffle Master already distributes in the Americas and the Caribbean, combines a live dealer with multi-terminal electronic wagering. Current offerings include Rapid Roulette®, Rapid Sic-Bo® and Rapid Big Wheel®. Vegas

Star® Multi-Terminal Gaming Machines feature animated dealers and a selection of public domain table games. The Vegas Star® Nova line utilizes Stargames existing slot cabinet to extend the number of wagering terminals for a Vegas Star game, while minimizing the footprint required on the gaming floor. Stargames has approximately 190 employees including 80 in design and development.

Item 9.01          Financial Statements and Exhibits

(a)          Financial Statements of Businesses Acquired

The following financial statements of Stargames are included as Exhibit 99.1:

•       Audited consolidated statements of financial position as of June 30, 2005 and 2004, and the related consolidated statements of financial performance, and cash flows for each of the three years in the period ended June 30, 2005.

(b)          Pro Forma Financial Information

•       The Company intends to file pro forma financial information no later than April 13, 2006.

(d)          Exhibits

23            Consent of Independent Auditors

99.1  Stargames’ consolidated financial statements as of June 30, 2005 and 2004, and for each of the three years in the period ended June 30, 2005.

Forward Looking Statements

There are statements herein which are forward-looking statements that are based on management’s beliefs, as well as on assumptions made by and information available to management. We consider such statements to be made under the safe harbor created by the federal securities laws to which we are subject, and, other than as required by law, we assume no obligation to update or supplement such statements.

These statements can be identified by the fact that they do not relate strictly to historical or current facts, and are based on management’s current beliefs and expectations about future events, as well as on assumptions made by and information available to management. These forward-looking statements include statements that reflect management’s beliefs, plans, objectives, goals, expectations, anticipations, and intentions with respect to our financial condition, results of operations, future performance and business, including statements relating to our business strategy and our current and future development plans. When used in this report, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “project,” “might,” “may,” “could,” “will” and similar expressions or the negative thereof, as they relate to us or our management, identify forward-looking statements.

Forward-looking statements reflect and are subject to risks and uncertainties that could cause actual results to differ materially from expectations. Risk factors that could cause actual results to differ materially from expectations include, but are not limited to, the following:

•       changes in the level of consumer or commercial acceptance of our existing products and new products as introduced;

•       increased competition from existing and new products for floor space in casinos;

•       acceleration and/or deceleration of various product development, promotion and distribution schedules;

•       product performance issues;

•       higher than expected manufacturing, service, selling, legal, administrative, product development, promotion and/or distribution costs;

•       changes in our business systems or in technologies affecting our products or operations;

•       reliance on strategic relationships with distributors and technology and manufacturing vendors;

•       current and/or future litigation, claims and costs or an adverse judicial finding;

•       tax matters including changes in tax legislation or assessments by taxing authorities;

•       acquisitions or divestitures by us or our competitors of various product lines or businesses and, in particular, integration of businesses that we may acquire;

•       changes to our intellectual property portfolio, such as the issuance of new patents, new intellectual property licenses, loss of licenses, claims of infringement or invalidity of patents;

•       regulatory and jurisdictional issues (e.g., technical requirements and changes, delays in obtaining necessary approvals, or changes in a jurisdiction’s regulatory scheme or approach, etc.) involving us and our products specifically or the gaming industry in general;

•       general and casino industry economic conditions;

•       the financial health of our casino and distributor customers, suppliers and distributors, both nationally and internationally;

•       our ability to meet debt service obligations and to refinance our indebtedness, including our senior convertible notes and our bridge loan, which will depend on our future performance and other conditions or events and will be subject to many factors that are beyond our control;

•       various risks related to our customers’ operations in countries outside the United States, including currency fluctuation risk, which could increase the volatility of our results from such operations; and

•       our ability to successfully and economically integrate the operations of any acquired companies, such as Stargames.

Additional information on these and other risk factors that could potentially affect our financial results may be found in other documents filed by us with the Securities and Exchange Commission, including our quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC. (Registrant)
Date: March 22, 2006
/s/ MARK L. YOSELOFF
Mark L. Yoseloff Chairman of the Board and Chief Executive Officer